SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 11, 2000
                Date of Report (Date of Earliest Event Reported)


                       Sierra Pacific Development Fund III

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             (Exact Name of Registrant as Specified in its Charter)


California                           0-14276                          33-0043953
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                   File Number)                    Identification
incorporation)                                                              No.)





                 5850 San Felipe - Suite 500, Houston, TX 77057

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               (Address of Principal Executive Offices) (Zip Code)



              (Registrant's Telephone Number, Including Area Code)

                                 (713) 977-6171

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          (Former Name or Former Address, If Changed Since Last Report)



940774.1

ITEM 4.  Changes in Registrant's Certifying Accountant

         (a) On April 11, 2000, the Registrant dismissed Deloitte & Touche LLP ("D&T") as its independent auditors. The reports of D&T on the Registrant's financial statements for the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the report for both years contained a paragraph stating that the Registrant's reduced operations, capital deficiency and lack of funds to pay operating expenses raised substantial doubt as to its ability to continue as a going concern. The Registrant's managing general partner approved the decision to change accountants. During the Registrant's two most recent fiscal years and subsequent interim periods, there we no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T would have caused it to make reference to such disagreement in its reports.

         (b) The Registrant engaged Arthur Andersen LLP ("AA") to act as its independent auditors, effective April 11, 2000. During the two most recent fiscal years and subsequent interim periods, the Registrant has not consulted AA on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant's financial statements, or (2) concerned the subject matter of a disagreement or a reportable event with Registrant's former accountant.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits

         16.1. Letter from Deloitte & Touche LLP, dated April 17, 2000 addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.


940774.1
                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SIERRA PACIFIC DEVELOPMENT FUND III



                            By:/s/ William J. Carden
                               -------------------------------
                               Name:  William J. Carden
                               Title: Chairman of the Board of Directors
                                      and Chief Executive Officer



Date:    April 17, 2000


940774.1
                                        3

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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------
16.1                                Letter from Deloitte & Touche LLP, dated
                                    April 17, 2000 addressed to the Securities and Exchange Commission in compliance with
                                    Item 304 of Regulation S-K.


940774.1